CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in this Registration Statement of FFW Corporation on Form S-8 of our report dated August 14, 1998, appearing in the Annual Report on Form 10- KSB of FFW Corporation for the year ended June 30, 1998.


                                               /s/ Crowe, Chizek and Company LLP
                                               ---------------------------------
                                               Crowe, Chizek and Company LLP


South Bend, Indiana
January 6, 1999